EXHIBIT 10.18

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of June __, 2017 by and among DOF IV REIT Holdings, LLC, a Delaware limited liability company (“Lender”), Plymouth Industrial 20 LLC, a Delaware limited liability company (“Borrower”), Plymouth Industrial 20 Financial LLC, a Delaware limited liability company (“Plymouth Member”), and Plymouth Industrial REIT, Inc., a Maryland corporation (“Plymouth REIT”).

WHEREAS, Lender, Borrower and Plymouth Member are parties to that certain TL Participation Agreement, dated as of October 17, 2016 (the “Participation Agreement”);

WHEREAS, Plymouth REIT, the indirect parent of Borrower and Plymouth Member, is engaging in a public offering of its common stock pursuant to a registration statement (the “Registration Statement”) on Form S-11 (SEC File No. 333-196798) (the “Offering”); and

WHEREAS, concurrently with the closing of the Offering, the parties hereto wish to exchange the TL Participation for the right to receive warrants to acquire shares of the common stock of Plymouth REIT, upon the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing, the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto agree as follows:

Section 1. Definitions.  Capitalized terms used by not defined herein shall have the respective meanings given to such terms in the Participation Agreement.

Section 2. Exchange.  In accordance with the terms and subject to the conditions hereof, on the Closing Date (as defined below), the Participation Agreement shall, subject to and conditioned upon the delivery of the Warrant Agreement (described below), be terminated and in exchange therefor Plymouth REIT shall issue and deliver warrants to acquire 250,000 shares of the common stock, par value $0.01 per share, of Plymouth REIT (as defined below) to Lender pursuant to the terms of that certain Warrant Agreement, dated the date hereof, by and between Plymouth REIT and Lender and in the form attached hereto as Exhibit A.  For purposes of this Agreement, the term “Closing Date” shall have the meaning set forth in the Underwriting Agreement (as such term is defined in the Registration Statement

Section 3. Termination of Participation Agreement.  Effective as of the Effective Time, subject to the conditions set forth in Section 3 hereof, Lender, Borrower and Borrower Member hereby agree to terminate the Participation Agreement, such that the Participation Agreement shall have no further force and effect, prospectively, subject to and conditioned upon, the simultaneous delivery to Lender of the Warrant Agreement.

Section 4. Entire Agreement. This Agreement contains the entire agreement among the parties in respect of the subject matter hereof and supersedes all prior agreements, written or oral, in respect thereof.

Section 5. Amendments and Waiver. This Agreement may be amended, modified, superseded or canceled and the terms and conditions hereof may be waived and consent to any departure by Borrower or Plymouth Member therefrom may be given, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance, and then such waiver or consent shall be effective only in the specific instance and for the specific purposes for which given. No delay on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 6. Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing (a) sent by electronic mail, (b) sent by registered or certified mail, postage prepaid, return receipt requested, (c) delivered by hand or (d) delivered by reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 6. Any Notice shall be deemed to have been received: (i) if sent by electronic mail, on the date of sending the electronic mail if sent during business hours on a Business Day (otherwise on the next Business Day), provided that a copy of said Notice is also sent within one (1) Business Day by one of the methods provided in (b), (c) or (d) above, (ii) if sent by registered or certified mail, on the date of delivery or the date of the first attempted delivery, in either case on a Business Day (otherwise on the next Business Day), (iii) if delivered by hand, on the date of delivery if delivered during business hours on a Business Day (otherwise on the next Business Day) and (iv) if sent by an overnight commercial courier, on the next Business Day in each case addressed to the parties as follows:

If to Lender:	DOF IV REIT Holdings, LLC 475 Fifth Avenue New York, New York 10017 Attention: Abbey Kosakowski and Gianluca Montalti E-mail: akosakowski@torchlightinvestors.com gmontalti@torchlightinvestors.com
With a copy to:	Weil, Gotshal & Manges LLP 767 5th Avenue New York, NY 10153 Attention: W. Michael Bond Email: michael.bond@weil.com
If to Borrower:	Plymouth Industrial 20 LLC 260 Franklin Street, 6th Floor Boston, Massachusetts 02109 Attention: Jeffrey E. Witherell Email: jeff.witherell@plymouthrei.com
With a copy to:	Winston & Strawn LLP 2501 N. Harwood Street, 17th Floor Attention: Kenneth L. Betts Email: kbetts@winston.com
If to Plymouth Member:	Plymouth Industrial OP, LP 260 Franklin Street, 6th Floor Boston, Massachusetts 02109 Attention: Jeffrey E. Witherell Email: jeff.witherell@plymouthrei.com

With a copy to:	Winston & Strawn LLP 2501 N. Harwood Street, 17th Floor Attention: Kenneth L. Betts Email: kbetts@winston.com

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days’ written notice of such change to the other parties in accordance with the provisions of this Section 6. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.

Section 7. Counterparts. This Agreement may be executed in counterparts and by facsimile or “pdf”, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 8. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

Section 9. Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected or impaired or invalidated.

Section 10. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby submits itself, himself or herself for the sole purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the State and Federal Courts of the State of New York, and waive any objection (on the grounds of lack of jurisdiction or forum non conveniens, or otherwise) to the exercise of such jurisdiction over it by such court.

Section 11. WAIVER OF JURY TRIAL. IN ANY ENFORCEMENT OF THIS AGREEMENT OR ANY MATTERS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY.

Section 12. Construction of Agreement. Each of the parties hereto acknowledges that it has participated in the negotiation of this Agreement, and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of any party hereto having or being deemed to have structured, dictated or drafted such provision; that each of the parties hereto at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and each of the parties hereto has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery thereof; that all of the terms of this Agreement were negotiated at arm’s-length, and that this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any party hereto upon the others; and that the execution and delivery of this Agreement is the free and voluntary act of each of the parties hereto.

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IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

BORROWER:

PLYMOUTH INDUSTRIAL 20 LLC,

a Delaware limited liability company

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

PLYMOUTH MEMBER:

PLYMOUTH INDUSTRIAL 20 FINANCIAL LLC,

a Delaware limited liability company

By: _____________________________________

Name: ______________________________

Title: _______________________________

PLYMOUTH REIT:

PLYMOUTH INDUSTRIAL REIT, INC.,

a Maryland corporation

By: _____________________________________

Name: ______________________________

Title: _______________________________

LENDER:

DOF IV REIT HOLDINGS, LLC,

A Delaware limited liability company

By: _____________________________________

Name: ______________________________

Title: _______________________________

Signature Page

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